UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): January 13, 2004



                          LINEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                       0-14864                  94-2778785
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


                             1630 McCarthy Boulevard
                           Milpitas, California 95035
                    (Address of principal executive offices)

                                 (408) 432-1900
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.



        Exhibit
         Number                            Description
         ------   --------------------------------------------------------------

         99.1 Text of press release, dated January 13, 2004, titled "Linear Technology reports increased sales and profits over the prior quarter and announces an increase in its quarterly dividend from $0.06 to $0.08 per share."


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
--------------------------------------------------------------------------------

On January 13, 2004, Linear Technology Corporation issued a press release titled "Linear Technology reports increased sales and profits over the prior quarter and announces an increase in its quarterly dividend from $0.06 to $0.08 per share," the text of which is furnished as Exhibit 99.1 to this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LINEAR TECHNOLOGY CORPORATION
                                        (Registrant)


Date:     January 13, 2004                  By: /s/ Paul Coghlan
      -----------------------               ----------------------------
                                            Paul Coghlan
                                            Vice President, Finance and Chief
                                            Financial Officer

                                  EXHIBIT INDEX

        Exhibit
         Number                         Description
         ------   --------------------------------------------------------------
         99.1     Text of press  release,  dated January 13, 2004 titled "Linear
                  Technology reports increased sales and profits over the prior quarter and announces an increase in its quarterly dividend from $0.06 to $0.08 per share."


                                      -3-